EXHIBIT 21

SUBSIDIARIES OF UMH PROPERTIES, INC. AS OF DECEMBER 31, 2024

Name	Description

GA Live Oak, LLC	Delaware limited liability company
Mobile Home Village, Inc.	New Jersey corporation
Oxford Village Homes, LLC	Pennsylvania limited liability company
Second Venture 2022 Property Manager, LLC	Delaware limited liability company
Serona Gardens Development Manager, LLC	Delaware limited liability company
UMH AL Deer Run, LLC	Alabama limited liability company
UMH AL Lavista Estates, LLC	Delaware limited liability company
UMH TN Allentown, LLC	Tennessee limited liability company
UMH TN Allentown MHP, LLC	Delaware limited liability company
UMH Central OH, LLC	Ohio limited liability company
UMH IN Broadmore, LLC	Delaware limited liability company
UMH IN Countryside Estates, LLC	Indiana limited liability company
UMH IN Forest Creek, LLC	Delaware limited liability company
UMH IN Highland, LLC	Delaware limited liability company
UMH IN Holiday Village, LLC	Delaware limited liability company
UMH IN Land, LLC	Indiana limited liability company
UMH IN Meadows, LLC	Delaware limited liability company
UMH IN Monopoly, LLC	Delaware limited liability company
UMH IN Oak Ridge Estates, LLC	Delaware limited liability company
UMH IN Redbud, LLC	Delaware limited liability company
UMH IN Summit Village, LLC	Delaware limited liability company
UMH IN Twin Pines, LLC	Delaware limited liability company
UMH IN Woods Edge, LLC	Delaware limited liability company
UMH MD Cinnamon Woods, LLC	Delaware limited liability company
UMH Melrose, LLC	Delaware limited liability company
UMH Memphis, LLC	Tennessee limited liability company
UMH MI Birchwood Farms, LLC	Delaware limited liability company
UMH MI Candlewick Court, LLC	Delaware limited liability company
UMH MI Hidden Creek, LLC	Delaware limited liability company
UMH MI Northtowne Meadows, LLC	Delaware limited liability company
UMH NJ Cedarcrest, LLC	Delaware limited liability company
UMH NJ Fairview Manor, LLC	Delaware limited liability company
UMH NJ Oak Tree, LLC	Delaware limited liability company
UMH NJ Vineland Land, LLC	Delaware limited liability company
UMH Northern OH, LLC	Ohio limited liability company
UMH NY Brookview MHP, LLC	Delaware limited liability company
UMH NY Brookview, LLC	New York limited liability company
UMH NY Collingwood, LLC	New York limited liability company
UMH NY D&R Village, LLC	Delaware limited liability company
UMH NY Kinnebrook MHP, LLC	Delaware limited liability company
UMH NY Lake Erie, LLC	New York limited liability company
UMH NY Waterfalls Village, LLC	Delaware limited liability company
UMH of Alabama, Inc.	Alabama corporation
UMH of Coxsackie, LLC	New York limited liability company

Name	Description
UMH of Georgia, Inc.	Georgia corporation
UMH of Indiana, Inc.	Indiana corporation
UMH of Maryland, Inc.	Maryland corporation
UMH of Michigan, Inc.	Michigan corporation
UMH of Nashville, Inc.	Tennessee corporation
UMH of New Jersey, Inc.	New Jersey corporation
UMH of South Carolina, Inc.	South Carolina corporation
UMH OH Buckeye II, LLC	Delaware limited liability company
UMH OH Buckeye, LLC	Delaware limited liability company
UMH OH Catalina, LLC	Delaware limited liability company
UMH OH Clinton MHP, LLC	Delaware limited liability company
UMH OH Colonial Heights, LLC	Delaware limited liability company
UMH OH Fohl Village, LLC	Delaware limited liability company
OH Bayshore Estates, LLC	Delaware limited liability company
OH Friendly Village, LLC	Delaware limited liability company
UMH OH Hayden Heights, LLC	Delaware limited liability company
UMH OH Hillcrest, LLC	Delaware limited liability company
UMH OH Lake Sherman Village, LLC	Delaware limited liability company
UMH OH Lakeview, LLC	Delaware limited liability company
UMH OH Marysville Estates, LLC	Delaware limited liability company
UMH OH Meadowood, LLC	Delaware limited liability company
OH Meadows of Perrysburg, LLC	Delaware limited liability company
UMH OH Olmsted Falls, LLC	Delaware limited liability company
OH Perrysburg Estates, LLC	Delaware limited liability company
OH Pikewood Manor, LLC	Delaware limited liability company
UMH OH Southern Terrace, LLC	Delaware limited liability company
UMH OH Springfield Meadows, LLC	Delaware limited liability company
UMH OH Twin Oaks, LLC	Ohio limited liability company
UMH OH Valley Hills, LLC	Delaware limited liability company
UMH OH Wayside, LLC	Delaware limited liability company
UMH OH Worthington Arms, LLC	Delaware limited liability company
UMH OZ Fund, LLC	Delaware limited liability company
UMH OZ SC Hammond Estates, LLC	Delaware limited liability company
UMH PA Athens, LLC	Pennsylvania limited liability company
UMH PA Brookside Village LLC	Pennsylvania limited liability company
UMH PA Camelot Woods, LLC	Pennsylvania limited liability company
UMH PA Center Manor, LLC	Delaware limited liability company
UMH PA Chambersburg, LLC	Pennsylvania limited liability company
UMH PA City View, LLC	Pennsylvania limited liability company
UMH PA Cranberry Village, LLC	Delaware limited liability company
UMH PA Crossroads Village, LLC	Delaware limited liability company
UMH PA Forest Park, LLC	Delaware limited liability company
UMH PA Fox Chapel Village, LLC	Delaware limited liability company
UMH PA Frieden Manor, LLC	Pennsylvania limited liability company
UMH PA Gregory Courts, LLC	Delaware limited liability company
UMH PA Highland Estates. LLC	Delaware limited liability company
UMH PA High View Acres, LLC	Delaware limited liability company
UMH PA Hillcrest Crossing, LLC	Delaware limited liability company

Name	Description
UMH PA Holly Acres, LLC	Delaware limited liability company
UMH PA Huntingdon Pointe, LLC	Delaware limited liability company
UMH PA Independence, LLC	Delaware limited liability company
UMH PA Lancaster County, LLC	Pennsylvania limited liability company
UMH PA Mandell Trails, LLC	Delaware limited liability company
UMH PA Maple Manor, LLC	Pennsylvania limited liability company
UMH PA Monroe Valley, LLC	Pennsylvania limited liability company
UMH PA Moosic Heights, LLC	Pennsylvania limited liability company
UMH PA Mount Pleasant Village, LLC	Delaware limited liability company
UMH PA North Franklin, LLC	Delaware limited liability company
UMH PA Oakwood Lake Village, LLC	Pennsylvania limited liability company
UMH PA Pleasant View, LLC	Pennsylvania limited liability company
UMH PA Rolling Hills Estates, LLC	Pennsylvania limited liability company
UMH PA Suburban Estates, LLC	Delaware limited liability company
UMH PA Sunny Acres, LLC	Delaware limited liability company
UMH PA Sunnyside, LLC	Delaware limited liability company
UMH PA Three Rivers, LLC	Delaware limited liability company
UMH PA Valley Stream, LLC	Delaware limited liability company
UMH PA Valley View Danboro, LLC	Delaware limited liability company
UMH PA Valley View Honey Brook, LLC	Delaware limited liability company
UMH PA Voyager Estates, LLC	Delaware limited liability company
UMH PA Wellington Estates, LLC	Delaware limited liability company
UMH QOZ Manager, LLC	Delaware limited liability company
UMH QOZB GA, LLC	Delaware limited liability company
UMH QOZB SC Hammond Estates Holdings, LLC	Delaware limited liability company
UMH Rentals, LLC	Delaware limited liability company
UMH S&F Honey Ridge, LLC	Delaware limited liability company
UMH Sales and Finance, Inc.	New Jersey corporation
UMH SC Iris Winds, LLC	South Carolina limited liability company
UMH TN Allentown, LLC	Delaware limited liability company
UMH TN Countryside Village, LLC	Tennessee limited liability company
UMH TN Holiday Village MHP, LLC	Delaware limited liability company
UMH TN Shady Hills MHP, LLC	Delaware limited liability company
UMH TN Trailmont MHP, LLC	Delaware limited liability company
UMH TN Weatherly Estates, LLC	Delaware limited liability company
UMH Tranche 1 Property Manager, LLC	Delaware limited liability company
United Mobile Homes of Buffalo, Inc.	New York corporation
UMH of Florida, Inc.	Florida corporation
United Mobile Homes of New York, Inc.	New York corporation
United Mobile Homes of Ohio, Inc.	Ohio corporation
United Mobile Homes of Pennsylvania, Inc.	Pennsylvania corporation
United Mobile Homes of Tennessee, Inc.	Tennessee corporation
United Mobile Homes of Vineland, Inc.	New Jersey corporation
Venture Tranche 1 Manager, LLC	Delaware limited liability company
Venture 2022 Tranche 1 Manager, LLC	Delaware limited liability company